UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 23, 2016

(Date of earliest event reported)

Gas Natural Inc.

(Exact name of registrant as specified in its charter)

Ohio	001-34585	27-3003768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 East Ninth Street, Suite 3100, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

(440) 974-3770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously announced, on October 8, 2016, Gas Natural Inc. (Company) entered into an Agreement and Plan of Merger (Merger Agreement), by and among the Company, FR Bison Holdings, Inc. (Parent) and FR Bison Merger Sub, Inc. (Merger Sub), pursuant to which Merger Sub will merge with and into the Company (Merger), on the terms and subject to the conditions set forth in the Merger Agreement. In connection with the Merger, the Company filed with the SEC a definitive proxy statement on November 23, 2016 (Definitive Proxy Statement).

In this Current Report on Form 8-K, the Company is providing additional disclosures to supplement those contained in the Definitive Proxy Statement mailed on or about November 23, 2016, to the Company’s shareholders of record as of the close of business on the same date in connection with the solicitation of proxies for use at the special meeting of shareholders to be held on December 28, 2016 at 11:00 a.m. at Fairfield Inn & Suites, located at 628 CC Camp Road / 268 Bypass, Elkin, North Carolina 28621. The purpose of the special meeting is to consider and vote on (i) a proposal to approve the Merger and the other transactions contemplated by the Merger Agreement, pursuant to which Merger Sub will merge with and into the Company and the Company’s shareholders will have the right to receive $13.10 in cash without interest and less any applicable withholding taxes, for each share of common stock, $0.15 par value per share, of the Company that they own immediately prior to the effective time of the Merger; (ii) a proposal to approve, on a non-binding, advisory basis, the merger-related compensation that may be paid by the Company to its named executive officers; and (iii) a proposal to approve an adjournment of the special meeting to a later date or time, if necessary or appropriate, including for the purpose of soliciting additional votes in favor of the proposal to approve the Merger, and the other transactions contemplated by the Merger Agreement.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

Litigation Related to the Merger

As previously described on page 55 of the Definitive Proxy Statement, on November 3, 2016, a putative derivative and class action lawsuit was filed in the Cuyahoga County Court of Common Pleas, Case Number CV16871400, captioned Alison D. “Sunny” Masters vs. Michael B. Bender et. al. (Masters Case), naming our board of directors, certain current and former officers, Parent, Merger Sub, First Reserve, Anita G. Zucker, individually, and as trustee of the Article 6 Marital Trust, Under the First Amended and Restated Jerry Zucker Revocable Trust dated April 2, 2007, The InterTech Group, Inc., and NIL Funding Corporation as defendants and the Company as a nominal defendant. On November 17, 2016, plaintiff filed an amended complaint. On November 28, 2016, all defendants removed the Masters Case to the United States District Court for the Northern District of Ohio, Case Number 1:16-CV-02880. The Company agreed to provide expedited discovery to the plaintiff.

On December 23, 2016, the Company entered into a Memorandum of Understanding with the plaintiff providing for the settlement of the Masters Case. In the Memorandum of Understanding, the Company agreed to make certain supplemental disclosures to the Definitive Proxy Statement solely for the purpose of minimizing the time, burden, and expense of litigation. The Memorandum of Understanding provides that, in exchange for making these disclosures, defendants will receive, after notice to potential class members and upon court approval, a customary release of claims relating to the Merger.

The Company believes that no further disclosure is required to supplement the Definitive Proxy Statement under applicable laws and provides the supplemental disclosures set forth below solely to avoid the expense and distraction of further litigation and to avoid delaying the special meeting and shareholder vote. Without admitting any liability or wrongdoing, the Company agreed to make certain supplemental disclosures to the Definitive Proxy Statement as set forth below. Nothing in the supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of these disclosures. The Company cannot guarantee that the Merger will be consummated in a timely manner, or at all, that the Company will enter into a settlement that the court will approve or the outcome of the Masters Case and its effect on the Merger if the court does not approve a settlement.

Supplemental Disclosure to the Definitive Proxy Statement

Important information concerning the proposed Merger is set forth in the Definitive Proxy Statement. The Definitive Proxy Statement should be read in conjunction with the information set forth in this Current Report on Form 8-K and the Support Agreement described below. The description of the Support Agreement in this Current Report is qualified in its entirety by reference to the Support Agreement, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Without admitting any liability or wrongdoing, the Company makes the following supplemental disclosures to the Definitive Proxy Statement:

Supplemental Disclosure No. 1

On page 4 of the Definitive Proxy Statement, the discussion in the third full paragraph captioned “Support Agreement” is hereby supplemented and restated with the following:

One of our shareholders representing approximately 9.89% of our common stock, Anita G. Zucker as trustee of the Article 6 Marital Trust, Under the First Amended and Restated Jerry Zucker Revocable Trust dated April 2, 2007 (Zucker Trust), has entered into a support agreement with Parent pursuant to which the Zucker Trust agreed to vote in favor of the merger and the transactions contemplated by the merger agreement, unless our board no longer supports the merger. Any additional shares of our common stock that the Zucker Trust acquires after October 10, 2016 will be subject to the terms of the support agreement. The support agreement does not contain any restrictions on the transfer of our common stock beneficially owned by the Zucker Trust. The support agreement will terminate upon the earliest to occur of (i) the effective time of the merger; (ii) the termination of the merger agreement pursuant to its terms; (iii) the written agreement of the Zucker Trust and Parent to terminate the support agreement; and (iv) the date on which the merger agreement is amended unless the Zucker Trust has agreed in writing to the continuation of the obligations contained in the support agreement.

Supplemental Disclosure No. 2

On page 47 of the Definitive Proxy Statement, the discussion in the third full paragraph captioned “New Employment Arrangements” is hereby supplemented and restated with the following:

As of December 23, 2016, none of our executive officers has entered into any agreement, arrangement or understanding with First Reserve, Parent or any of their subsidiaries regarding employment with, or the right to purchase or participate in the equity of, First Reserve, Parent or the surviving company. Although no such agreement, arrangement or understanding exists as of December 23, 2016, and there have been no discussions concerning such an agreement, arrangement or understanding, certain of our executive officers may, prior to the closing of the merger, enter into new arrangements with First Reserve, Parent or their subsidiaries regarding employment with, or the right to purchase or participate in the equity of, First Reserve, Parent, their subsidiaries or the surviving company. In addition, our named executive officers currently have employment agreements that will continue in effect with the surviving company after the merger is completed. These employment agreements contain change-in-control provisions and the merger will constitute a “change-in-control” as defined in these provisions. For more information regarding the named executive officers’ employment agreements please see the discussion in the section entitled “Merger-Related Compensation for Our Named Executive Officers” beginning on page 43 in this proxy statement.

Supplemental Disclosure No. 3

On page 48 of the Definitive Proxy Statement, the discussion in the first full paragraph captioned “Support Agreement” is hereby supplemented and restated with the following:

On October 10, 2016, one of our shareholders, Anita G. Zucker as trustee of the Zucker Trust, entered into a support agreement with Parent pursuant to which the Zucker Trust agreed, among other things, to vote in favor of the merger and the transactions contemplated by the merger agreement unless the board has made an adverse recommendation change that has not been rescinded or otherwise withdrawn, in favor of the adoption of the merger and the transactions contemplated by the merger agreement. Any additional shares of our common stock that the Zucker Trust acquires after October 10, 2016 will be subject to the terms of the support agreement. The support agreement does not contain any restrictions on the transfer of our common stock beneficially owned by the Zucker Trust. The support agreement will terminate upon the earliest to occur of (i) the effective time of the merger; (ii) the termination of the merger agreement pursuant to its terms; (iii) the written agreement of the Zucker Trust and Parent to terminate the support agreement; and (iv) the date on which the merger agreement is amended unless the Zucker Trust has agreed in writing to the continuation of the obligations contained in the support agreement. As of the record date, November 23, 2016, the Zucker Trust beneficially owned approximately 9.89% of our outstanding common stock and the Company understands that since then the Zucker Trust has not sold or acquired any shares of our common stock. The Zucker Trust has no other agreements or arrangements with Parent or First Reserve that provide it with additional interests in the merger and is entitled to receive the $13.10 merger consideration in the same manner as the other shareholders.

Forward-Looking Statements

Some portions of this Current Report and the Definitive Proxy Statement filed with the Securities and Exchange Commission as described herein, contain certain statements that are forward-looking within the meaning of Section 21E of the Exchange Act. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “predict,” “estimate,” “target,” “project,” “intend,” or similar expressions. These statements include, among others, statements regarding our current expectations, estimates and projections about future events and financial trends affecting the financial condition and operations of our business. These statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Readers of this Current Report and the Definitive Proxy Statement should not rely solely on the forward-looking statements and should consider all uncertainties and risks throughout this document. Forward-looking statements are only predictions and not guarantees of performance and speak only as of the date they are made. We undertake no obligation to update any forward-looking statement in light of new information or future events.

Although we believe that the expectations, estimates and projections reflected in the forward-looking statements are based on reasonable assumptions when they are made, we can give no assurance that these expectations, estimates and projections can be achieved. We believe the forward-looking statements in this Current Report and the Definitive Proxy Statement are reasonable; however, you should not place undue reliance on any forward-looking statement, as they are based on current expectations. Future events and actual results may differ materially from those discussed in the forward-looking statements. Factors that may affect forward-looking statements and the Company’s business generally include, but are not limited to: the Company’s ability to complete the proposed transaction; any event, change or circumstance that might give rise to the termination of the merger agreement; the effect of the announcement of the proposed transaction on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; the failure to receive, on a timely basis or otherwise, approval of the merger, and the other transactions contemplated by the merger agreement, by the Company’s shareholders or the approval of government or regulatory agencies with regard to the merger; the failure of one or more conditions to the closing of the merger to be satisfied; risks arising from the merger’s diversion of management’s attention from our ongoing business operations; risks that the Company’s stock price may decline significantly if the merger is not completed; the Company’s ability to successfully integrate the operations of the companies it has acquired and consummate additional acquisitions; the Company’s continued ability to make dividend payments; the Company’s ability to implement its business plan, grow earnings and improve returns on investment; fluctuating energy commodity prices; the possibility that regulators may not permit the Company to pass through all of its increased costs to its customers; changes in the utility regulatory environment; wholesale and retail competition; the Company’s ability to satisfy its debt obligations, including compliance with financial covenants; weather conditions; litigation risks; and various other matters, many of which are beyond the Company’s control; the risk factors and cautionary statements made in the Company’s public filings with the Securities and Exchange Commission (the “SEC”); and other factors that the Company is currently unable to identify or quantify, but may exist in the future. The Company expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2015 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Additional Information and Where to Find It:

The Company will hold a special meeting of shareholders on December 28, 2016, to approve the Merger and other transactions contemplated by Merger Agreement, dated October 8, 2016, among the Company, Parent, and Merger Sub, pursuant to which Merger Sub will merge with and into the Company. This communication may be deemed to be solicitation material in respect of the Merger and the special meeting. In connection with the special meeting, the Company filed with the SEC on November 23, 2016 and mailed to its shareholders a Definitive Proxy Statement that contains important information about the proposed Merger and the special meeting. Investors are urged to read the Definitive Proxy Statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the Merger and related matters. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.egas.net or by writing to the Company’s Corporate Secretary at Gas Natural Inc., 1375 East 9th St., Suite 3100, Cleveland, Ohio 44114, or by calling the Company’s Corporate Secretary at (216) 202-1509.

Security holders also may read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on June 20, 2016 in connection with its 2016 annual meeting of shareholders. Additional information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Support Agreement, dated October 10, 2016, by and among FR Bison Holdings, Inc., and Anita G. Zucker, Trustee of the Article 6 Marital Trust, Under the First Amended and Restated Jerry Zucker Revocable Trust dated April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

By:	/s/ Christopher J. Hubbert
Name:	Christopher J. Hubbert
Title:	Corporate Secretary

Dated: December 23, 2016